ADVANCED SERIES TRUST

AST Goldman Sachs Large-Cap Value Portfolio

Supplement dated August 2, 2018 to the

Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information

This supplement should be read in conjunction with the currently effective Summary Prospectus for the AST Goldman Sachs Large-Cap Value Portfolio (the Portfolio), the Prospectus and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Charles “Brook” Dane will serve as a Portfolio Manager on the Portfolio. In addition, effective September 30, 2018, Sean Gallagher will no longer serve as a Portfolio Manager for the Portfolio.

To reflect these changes, the Summary Prospectus, Prospectus and SAI, are hereby revised as follows:

I.	The table in the section of the Prospectus entitled “Summary: AST Goldman Sachs Large-Cap Value Portfolio–Management of the Portfolio” and the section of the Summary Prospectus entitled “Management of the Portfolio” are hereby revised by adding the following information with respect to Charles “Brook” Dane:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	Goldman Sachs Asset Management, L.P.	Charles “Brook” Dane, CFA	Portfolio Manager	July 2018
AST Investment Services Inc.

II.	The following replaces the first paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers–AST Goldman Sachs Large-Cap Value Portfolio”:

Sean Gallagher and Charles “Brook” Dane are portfolio managers for GSAM’s US Equity Large Cap Value strategy. While the entire team debates investment ideas and overall portfolio structure, the final buy/sell decision for a particular security resides primarily with the portfolio managers.

III.	The following is added as the last paragraph in the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers–AST Goldman Sachs Large-Cap Value Portfolio”:

Charles “Brook” Dane, CFA

Vice President, Portfolio Manager

Brook is a portfolio manager for the GSAM’s US Equity Large Cap Value strategy. Brook also has primary research responsibilities for the Technology and Consumer sectors across the US Equity strategies. Before joining GSAM in 2010, Brook was a Senior Vice President at Putnam Investments with research and portfolio management responsibilities for the technology portion of their large cap strategies. Prior to that, he was an Associate at Dane, Falb, Stone & Co. Brook has 26 years of industry experience. He earned a BA in History from Tufts University, an MBA from the University of California, Walter A. Haas School of Business and is a CFA® charterholder.

IV.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Goldman Sachs Large-Cap Value Portfolio” is hereby revised by adding the following information with respect to the Portfolio:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
Goldman Sachs Asset Management, L.P.	Charles “Brook” Dane, CFA	11/$2,781 million	3/$532 million	15/$1,105 million	None

* Information is as of June 30, 2018.

V.	Effective September 30, 2018, all references and information pertaining to Sean Gallagher are hereby deleted.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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